LETTER TO SHAREHOLDERS

We submit herewith the summary financial information of Petroleum & Resources Corporation (the Fund) for the nine months ended September 30, 2012.

Net assets of the Fund at September 30, 2012 were $30.00 per share on 25,654,412 shares outstanding, compared with $28.58 per share at December 31, 2011 on 25,641,018 shares outstanding. On March 1, 2012, a distribution of $0.10 per share was paid, consisting of $0.03 from 2011 investment income, $0.01 from 2011 short-term capital gain, $0.05 from 2011 long-term capital gain, and $0.01 from 2012 investment income, all taxable in 2012. A 2012 investment income dividend of $0.10 per share was paid June 1, 2012, and another $0.10 per share investment income dividend was paid on September 1, 2012.

Net investment income for the nine months ended September 30, 2012 amounted to $9,026,278, compared with $7,388,963 for the same nine month period in 2011. These earnings are equal to $0.35 and $0.30 per share, respectively.

Net capital gain realized on investments for the nine months ended September 30, 2012 amounted to $22,471,166, or $0.88 per share.

Performance comparisons for the Fund, relevant benchmarks, and a Lipper peer group are as follows:

Performance Comparisons	YTD	1 Year	3 Year*	5 Year*
Petroleum & Resources:
NAV	6.2%	26.3%	11.2%	0.6%
Market Price	8.5%	25.3%	10.6%	0.2%
Lipper Global Natural Resources Funds Index	2.5%	13.7%	2.6%	(4.4)%
Dow Jones U.S. Oil and Gas Index†	7.6%	27.1%	11.9%	1.1%
Dow Jones U.S. Basic Materials Index†	7.1%	23.4%	9.8%	0.5%
†	Market indices do not include expenses and transaction costs, which are deducted from Fund and Lipper returns.
*	Annualized

As announced on September 13, 2012, the Fund has committed to distribute annually to its shareholders a per share amount of at least 6% of the average month-end market price of the Fund’s Common Stock on the NYSE for the twelve months ended October 31. This commitment recognizes our history of distributions to shareholders and makes clear our future intentions. More details on the distribution commitment may be found on the Fund’s website: www.peteres.com.

Investors can find the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV of the Fund on our website: www.peteres.com. Also available there are a brief history of the Fund, historical financial information, links for electronic delivery of shareholder reports, and other useful content.

By order of the Board of Directors,

Douglas G. Ober

Chairman and

Chief Executive Officer

October 11, 2012

Nancy J.F. Prue

President

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2012		2011
At September 30:
Net asset value per share	$30.00		$25.67
Market price per share	26.24		22.62
Shares outstanding	25,654,412		24,802,996
Total net assets	769,552,452		636,729,099
Unrealized appreciation on investments	314,627,571		183,830,825

For the nine months ended September 30:
Net investment income	9,026,278		7,388,963
Net realized gain	22,471,166		42,974,722
Total return (based on market value)	8.5%		(15.4)%
Total return (based on net asset value)	6.2%		(15.6)%

Key ratios:
Net investment income to average net assets (annualized)	1.62%	*	1.22%
Expenses to average net assets (annualized)	0.65%	*	0.53%
Portfolio turnover (annualized)	12.02%		16.33%
Net cash & short-term investments to net assets	1.6%		0.6%

*	The ratios of net investment income and expenses to average net assets were 1.65% and 0.62%, respectively, after adjusting for non-recurring pension expenses.

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Distributions Per Share	Long-Term Capital Gains Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2007	$0.49	$0.04	$3.78	$4.31	11.6%
2008	0.38	0.04	2.57	2.99	8.9
2009	0.37	0.14	0.89	1.40	6.6
2010	0.32	0.19	0.76	1.27	5.5
2011	0.39	0.02	1.56	1.97	7.1

				Average:	7.9%

*	The annual distribution rate is the total dividends and capital gains distributions during the year divided by the average month-end market price of the Fund’s Common Stock for the calendar year. Beginning in 2012, the average month-end market price will be based on the twelve months ending October 31, which is consistent with the distribution commitment announced in September 2012.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2012

(unaudited)

	Shares
	Additions		Reductions	Held September 30, 2012
E.I. du Pont de Nemours and Co.	75,000			75,000
HollyFrontier Corp.	60,000			60,000
Midstates Petroleum Co., Inc.	25,000			250,000
Molycorp, Inc.	20,000		109,800	—
Phillips 66	125,000			250,000
Questar Corp.	50,000			206,300
Royal Dutch Shell plc (Class A) ADR	2,241	(1)	51,000	135,903
SPDR Gold Trust	75,000		10,000	65,000
LyondellBasell Industries N.V. (Class A)			1,000	134,000
MDU Resources Group, Inc.			24,000	187,000
Spectra Energy Corp.			131,800	77,012

(1)	In lieu of cash dividend.

PORTFOLIO REVIEW

September 30, 2012

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$133,373,424	17.3%
Chevron Corp.	100,241,600	13.0
Schlumberger Ltd.	41,589,750	5.4
Occidental Petroleum Corp.	30,981,600	4.0
Anadarko Petroleum Corp.	20,976,000	2.7
National Oilwell Varco, Inc.	20,027,500	2.6
Freeport-McMoRan Copper & Gold Inc.	19,275,460	2.5
CF Industries Holdings, Inc.	18,683,495	2.5
Noble Energy, Inc.	17,614,900	2.3
Dow Chemical Co.	15,928,000	2.1

Total	$418,691,729	54.4%

SECTOR WEIGHTINGS

SCHEDULE OF INVESTMENTS

September 30, 2012

(unaudited)

	Shares	Value (A)
Common Stocks — 98.4%

Energy — 76.7%
Exploration & Production — 20.8%
Anadarko Petroleum Corp.	300,000	$20,976,000
Apache Corp.	160,000	13,835,200
Devon Energy Corp.	135,000	8,167,500
Energen Corp.	175,000	9,171,750
EOG Resources, Inc.	130,000	14,566,500
EQT Corp.	140,000	8,260,000
Forest Oil Corp. (C)	200,000	1,690,000
Marathon Oil Corp.	175,000	5,174,750
Midstates Petroleum Co., Inc. (C)	250,000	2,162,500
Newfield Exploration Co. (C)	80,000	2,505,600
Noble Energy, Inc.	190,000	17,614,900
Oasis Petroleum, Inc. (B)(C)	150,000	4,420,500
Occidental Petroleum Corp. (E)	360,000	30,981,600
Pioneer Natural Resources Co. (E)	100,000	10,440,000
QEP Resources, Inc. (with attached rights)	190,000	6,015,400
Southwestern Energy Co. (C)	55,000	1,912,900
WPX Energy, Inc. (C)	150,000	2,488,500

		160,383,600

Integrated Oil & Gas — 35.0%
Chevron Corp. (E)	860,000	100,241,600
ConocoPhillips	250,000	14,295,000
Exxon Mobil Corp. (E)(F)	1,458,430	133,373,424
Hess Corp. (E)	225,000	12,087,000
Royal Dutch Shell plc (Class A) ADR (E)	135,903	9,433,027

		269,430,051

Pipelines — 3.3%
Kinder Morgan Inc.	250,000	8,880,000
Spectra Energy Corp.	77,012	2,261,072
Williams Companies, Inc.	400,000	13,988,000

		25,129,072

Refiners — 3.2%
HollyFrontier Corp.	60,000	2,476,200
Marathon Petroleum Corp.	190,000	10,372,100
Phillips 66	250,000	11,592,500

		24,440,800

Services — 14.4%
Baker Hughes, Inc. (E)	60,000	2,713,800
Halliburton Co.	427,500	14,402,475
Nabors Industries Ltd. (C)(E)	119,000	1,669,570
National Oilwell Varco, Inc. (E)	250,000	20,027,500
Oil States International, Inc. (C)(E)	140,000	11,124,400
Schlumberger Ltd.	575,000	41,589,750
Seadrill Ltd. (B)	200,003	7,844,118
Transocean Ltd. (C)	145,000	6,509,050
Weatherford International Ltd. (C)(E)	400,000	5,072,000

		110,952,663

Basic Materials — 18.2%
Chemicals — 12.2%
Air Products and Chemicals, Inc. (E)	100,000	8,270,000
CF Industries Holdings, Inc. (E)	84,069	18,683,495
Dow Chemical Co.	550,000	15,928,000
E.I. du Pont de Nemours and Co.	75,000	3,770,250
FMC Corp. (E)	260,000	14,398,800
LyondellBasell Industries N.V. (Class A)	134,000	6,922,440
Potash Corporation of Saskatchewan Inc. (E)	240,000	10,420,800
Praxair, Inc.	150,000	15,582,000

		93,975,785

Gold & Precious Metals — 1.4%
SPDR Gold Trust (C)(E)	65,000	11,181,300

Industrial Metals — 4.0%
Cliffs Natural Resources Inc. (E)	142,000	5,556,460
Freeport-McMoRan Copper & Gold Inc.	487,000	19,275,460
Teck Resources Ltd. (Class B) (E)	200,000	5,890,000

		30,721,920

Mining — 0.6%
Peabody Energy Corp.	192,440	4,289,487

Utilities — 3.5%
MDU Resources Group, Inc.	187,000	4,121,480
National Fuel Gas Co. (E)	100,000	5,404,000
New Jersey Resources Corp.	280,000	12,801,600
Questar Corp.	206,300	4,194,078

		26,521,158

Total Common Stocks (Cost $442,947,389)		757,025,836

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2012

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 2.0%
Money Market Account — 0.3%
M&T Bank, 0.20%	$2,505,980	$2,505,980

Money Market Funds — 1.7%
Fidelity Institutional Money Market - Money Market Portfolio (Institutional Class), 0.20% (D)	13,078,802	13,078,802
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.06% (D)	10,000	10,000

		13,108,802

Total Short-Term Investments (Cost $15,614,782)		15,614,782

Securities Lending Collateral — 0.3%
(Cost $1,945,350)
Money Market Funds — 0.3%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.17% (D)	1,945,350	1,945,350

Total Investments — 100.7% (Cost $460,507,521)		774,585,968
Cash, receivables, prepaid expenses and other assets, less liabilities — (0.7)%		(5,033,516)

Net Assets — 100.0%		$769,552,452

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $64,666,132.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $41,673,300.

This report is transmitted to the shareholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

OTHER INFORMATION

DIVIDEND PAYMENT SCHEDULE

The Fund presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all shareholders of record are sent a dividend announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website: www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also posts a link to its Forms N-Q on its website: www.peteres.com under the headings “Investment Information”, “Financial Reports” and then “SEC Filings”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2012 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.peteres.com under the headings “About Petroleum & Resources” and “Corporate Information”; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.

PRIVACY POLICY

In order to conduct its business, the Fund, through its transfer agent, American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our shareholders of record with respect to their transactions in shares of our securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other shareholders or our former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,3]	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [2],3
Kenneth J. Dale [2,4]	Douglas G. Ober [1]
Daniel E. Emerson [1,3,5]	Craig R. Smith [1,3,5]
Frederic A. Escherich [1,4,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman and Chief Executive Officer
Nancy J.F. Prue, CFA	President
David D. Weaver, CFA	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President—Research
Brian S. Hook, CFA, CPA	Chief Financial Officer and Treasurer
Christine M. Sloan, CPA	Assistant Treasurer

Stock Data

Market Price (9/30/12)	$26.24
Net Asset Value (9/30/12)	$30.00
Discount:	12.5%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2012

From Investment Income	$0.24
From Net Realized Gains	0.06

Total	$0.30

2012 Dividend Payment Dates

March 1, 2012

June 1, 2012

September 1, 2012

December 27, 2012*

*Anticipated